Exhibit 99.2

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Third Fiscal Quarter 2015
Earnings summary
May 7, 2015

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SAFE HARBOR
Use of Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition.
Forward-looking statements are only predictions based on our current expectations and are inherently subject to risks and uncertainties. They should not be considered guarantees of future results, which could differ materially from the results set forth in, contemplated by, or underlying this presentation.
Factors that could cause actual results to differ materially from our expectations are described in the reports filed by SolarEdge with the Securities and
Exchange Commission and we encourage you to review our filings carefully, especially the sections entitled “Risk Factors” in our Registration Statement on
Form S-1 (including the related prospectus).
SolarEdge undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.
This presentation describes non-GAAP net income and non-GAAP net diluted earnings per share, which are not measures prepared in accordance with U.S.
GAAP (i.e. "Non-GAAP" measures). The Non-GAAP measures are presented in this presentation as we believe that they provide investors with a means of evaluating and understanding how SolarEdge’s management evaluates the company’s operating performance. These Non-GAAP measures should not be considered in isolation from, as substitutes for, or superior to financial measures prepared in accordance with U.S. GAAP.

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KEY OPERATING METRICS
$$$
946K optimizers
shipped
39K inverters
shipped
248 Megawatts
shipped
$86M revenues

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FISCAL THIRD QUARTER HIGHLIGHTS
Financial highlights
  Record revenue of $86.4 million, up 18% from QoQ; 183% YoY
  GAAP gross margin of 27.4%
  GAAP net income of $6.0 million
  Non-GAAP net income of $8.7 million
Business highlights
  Increased capacity with contract manufacturers
  248 Megawatts AC inverters shipped
  946K optimizers and 39K inverters shipped

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NOTEWORTHY
  Continued on-time development of next generation products to further improve usability, compliance and efficiency at reduced cost
  Inverter prices in the US face pressure, especially from European manufacturers benefitting from lower Euro/Dollar exchange rate
  Natural hedging is required to overcome unstable Euro/Dollar exchange rate

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STRATEGY AND TECHNOLOGY
  After years of market decline in Germany, we see stabilization of this market
  In recent years, while the European market shrunk in size, SolarEdge successfully increased market share. We are now expecting further growth, primarily in Germany, the UK and the Netherlands as well as from new potential opportunities in Turkey and
 South Africa
  We continue to increase our commercial offering with anticipated introduction of a larger three phase inverter in FYQ4 15
  Development of storage solutions, mainly for US and Europe expected to create new business

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FINANCIAL RESULTS
USD in millions*	FYQ3 '15	FYQ2 '15	FYQ3 '14
Revenues	86.4	73.3	30.6
Gross margin	27.4%	21.5%	20.4%
Operating expenses	13.9	11.5	10.8
Operating income	9.8	4.2	-4.5
Net income	6.0	3.4	-5.2
Net diluted earnings per share	0.01	0.00	-1.87
*with the exception of gross margin and per share data

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NON-GAAP FINANCIAL RESULTS
*with the exception of gross margin and per share data
USD in millions*	FYQ3 '15	FYQ2 '15	FYQ3 '14
Revenues	86.4	73.3	30.6
Gross margin	27.6%	21.6%	20.5%
Operating expenses	13.1	11.2	10.5
Operating income	10.8	4.7	-4.3
Net income	8.7	4.1	-5.0
Net diluted Earnings Per Share	0.20	0.12	-0.19

90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
FYQ'3 14
FYQ'4 14
FYQ'1 15
FYQ'2 15
FYQ'3 15

solaredge

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REVENUE GROWTH
183% YoY
USD millions

1,000
900
800
700
600
500
400
300
200
100
-
FYQ3 '13
FYQ4 '13
FYQ1 '14
FYQ2 '14
FYQ3 '14
FYQ4 '14
FYQ1 '15
FYQ2 '15
FYQ3 '15

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
FYQ3 '13
FYQ4 '13
FYQ1 '14
FYQ2 '14
FYQ3 '14
FYQ4 '14
FYQ1 '15
FYQ2 '15
FYQ3 '15

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UNITS SHIPPED
Optimizers shipped
Inverter shipped
K units
Units

29.0%
27.0%
25.0%
23.0%
21.0%
19.0%
17.0%
15.0%
20.4%
19.6%
20.9%
21.5%
27.4%
FYQ'3 14
FYQ'4 14
FYQ'1 15
FYQ'2 15
FYQ'3 15

solaredge

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GROSS MARGINS

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
4.3%
15.0%
15.9%
2.6%
12.2%
10.3%
1.7%
8.2%
7.6%
1.5%
7.7%
6.5%
2.3%
7.4%
6.4%
FYQ'3 14
FYQ'4 14
FYQ'1 15
FYQ'2 15
FYQ'3 15
G&A
S&M
R&D

solaredge

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OPERATING EXPENSES
35.3%
25.0%
17.4%
15.8%
16.1%*
* 15.4% excluding IPO related expenses

NET INCOME

GAAP

10,000
8,000
6,000
4,000
2,000
-
-2,000
-4,000
-6,000
FYQ'3 14
FYQ'4 14
FYQ'1 15
FYQ'2 15
FYQ'3 15

Non-GAAP

10,000
8,000
6,000
4,000
2,000
-
-2,000
-4,000
-6,000
FYQ'3 14
FYQ'4 14
FYQ'1 15
FYQ'2 15
FYQ'3 15

solaredge

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USD thousands
USD thousands

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BALANCE SHEET & CASH FLOW
*FYQ3 ‘15 includes $3.5M related to leasehold improvements
USD in millions	FYQ3 '15	FYQ2 '15	FYQ3 '14
Cash and investments	138.8	27.2	12.9
Inventory	64.5	47.6	25.2
Capital Expenditures*	5.1	2.1	0.8
Total Debt	-	4.7	19.1
Cash Flow From Operations	-13.0	9.7	-4.9

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FISCAL FOURTH QUARTER OUTLOOK
   Revenues to be within the range of $92-96 million
   Gross margin to be within the range of 26%-28%

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Appendix

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RECONCILIATION OF GAAP TO NON-GAAP
	Reconciliation of GAAP to Non-GAAP Gross Profit
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Gross profit (GAAP)	23,701	15,781	6,229
Stock-based compensation	140	77	33
Gross profit (Non-GAAP)	23,841	15,858	6,262

	Reconciliation of GAAP to Non-GAAP Gross Margin
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Gross margin (GAAP)	27.4%	21.5%	20.4%
Stock-based compensation	0.2%	0.1%	0.1%
Gross margin (Non-GAAP)	27.6%	21.6%	20.5%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Operating expenses (GAAP)	13,902	11,547	10,774
Stock-based compensation R&D	183	155	102
Stock-based compensation S&M	292	152	74
Stock-based compensation G&A	355	76	69
Operating expenses (Non-GAAP)	13,072	11,164	10,529

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RECONCILIATION OF GAAP TO NON-GAAP
	Reconciliation of GAAP to Non-GAAP Operating income (loss)
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Operating income (loss) (GAAP)	9,799	4,234	(4,545)
Stock-based compensation	970	460	278
Operating income (loss) (Non-GAAP)	10,769	4,694	(4,267)

	Reconciliation of GAAP to Non-GAAP Finance expenses
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Finance expenses (GAAP)	3,436	458	626
Warrants remeasurement	1,800	280	(8)
Finance expenses (Non-GAAP)	1,636	178	634

	Reconciliation of GAAP to Non-GAAP Net income (loss)
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Net income (loss) (GAAP)	5,965	3,375	(5,238)
Stock-based compensation	970	460	278
Warrants remeasurement	1,800	280	(8)
Net income (loss) (Non-GAAP)	8,735	4,115	(4,968)

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RECONCILIATION OF GAAP TO NON-GAAP
	Reconciliation of GAAP to Non-GAAP Net basic EPS
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Net basic earnings (loss) per share (GAAP)	0.01	0.00	(1.87)
Stock-based compensation	0.03	0.00	0.01
Warrants remeasurement	0.04	0.01	----
Additional earnings per share giving effect to IPO and conversion of preferred stock at the beginning of the periods (1)	0.14	0.12	1.67
Net basic earnings (loss) per share (Non-GAAP)	0.22	0.13	(0.19)

	Reconciliation of GAAP to Non-GAAP No. of shares used in net basic EPS
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Number of shares used in computing net basic earnings (loss) per share (GAAP)	2,822,893	2,815,694	2,806,044
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	36,297,931	28,202,001	23,697,300
Number of shares used in computing net basic earnings (loss) per share (Non-GAAP)	39,120,824	31,017,695	26,503,344

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RECONCILIATION OF GAAP TO NON-GAAP
	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Net diluted earnings (loss) per share (GAAP)	0.01	0.00	(1.87)
Stock-based compensation	0.02	0.00	0.01
Warrants remeasurement	0.04	0.01	----
Additional earnings per share giving effect to IPO and conversion of preferred stock at the beginning of the periods (1)	0.13	0.11	1.67
Net diluted earnings (loss) per share (Non-GAAP)	0.20	0.12	(0.19)

	Reconciliation of GAAP to Non-GAAP No. of shares used in net diluted EPS
	FYQ3 '15	FYQ2 '15	FYQ3 '14
Number of shares used in computing net diluted earnings (loss) per share (GAAP)	7,099,046	2,815,694	2,806,044
Additional shares related Stock-based compensation	647,474	3,173,096
Additional shares relate to warrants remeasurement adjustment	103,777	6,739
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods (1)	36,297,931	28,202,001	23,697,300
Number of shares used in computing net diluted earnings (loss) per share (Non-GAAP)	44,148,228	34,197,530	26,503,344

(1) Assumes shares of common stock outstanding after accounting for (i) the automatic conversion of the shares of preferred stock then outstanding into common stock at the beginning of fiscal year 2015; and (ii) the issuance of 8,050,000 shares of common stock (associated with our initial public offering) at the beginning of the third fiscal quarter instead of the IPO closing date, March 31, 2015.

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NASDAQ | SEDG